Jennison Value Fund

Supplement dated October 12, 2006

to the Prospectus dated December 30, 2005

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The following disclosure is added as the third sentence to the first paragraph under the section entitled “INVESTMENT OBJECTIVES AND POLICIES”.

The Jennison Fund defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, as $1 billion or more.

LR0083